                                                                   EXHIBIT 10.32


                                  May 25, 1999

Jeffrey Miller, President and CEO
AQUA-CHEM, INC.
7800 North 113th Street (zip 53224)
P.O. Box 421 (zip 53201)
Milwaukee, WI 53201


         Re: Second Amendment ("Second Amendment") under the Second Amended and Restated Aqua-Chem, Inc. Revolving Credit Agreement dated as of June 23, 1998 (as previously amended, "Credit Agreement") by and among Aqua-Chem, Inc. ("Company"), Comerica Bank, as Agent (in such capacity, "Agent") and the Banks (including Comerica Bank) from time to time signatories thereto.

Gentlemen:

         Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this First Amendment shall have the meanings given them in the Credit Agreement.

         The Company has requested that the Agent and the Banks amend the definition of "Consolidated EBITDA" contained in the Credit Agreement, amend
Section 8.10 (Fixed Charge Coverage Ratio) and to make such other changes as are necessary so as to permit any Bank to act as Issuing Bank under the Credit Agreement.

         Based on the Agent's receipt of the approval of the requisite Banks and subject to the terms and conditions of this letter, this letter agreement will confirm the that the Credit Agreement is hereby amended as follows:

         1.       Section 1 of the Credit Agreement is amended as follows:

                  (a) the definition of "Consolidated EBITDA" is hereby amended by amending and restating clause (v) thereof in its entirety as follows:

                  "(v) losses (or less gains) from Asset Dispositions or other non-cash items included in the determination of net income (excluding sales, expenses or losses related to current assets) and all restructuring charges related to the closing of the Company's Greenville, Mississippi manufacturing facility (as permitted hereunder), and the restructuring charges taken in January, 1999 in an amount up to $1,200,000, and the restructuring charges taken in April, 1999 in an amount up to $900,000";

Jeffrey Miller, President and CEO
Aqua-Chem, Inc.
May    , 1999
Page 2


         2. Section 8.10 of the Credit Agreement (Fixed Charge Coverage Ratio) is hereby amended and restated in its entirety as follows:

                  "Fixed Charge Coverage Ratio. Maintain, as of the end of each fiscal quarter, for the four fiscal quarters then ended, beginning with the fiscal quarter ending June 30, 1999, a Fixed Charge Coverage Ratio of not less than the following amounts during the periods set forth below:

--------------------------------------------------------------------------------
                     Quarter Ending                            Ratio
--------------------------------------------------------------------------------
                      June 30, 1999                         1.0 to 1.0
--------------------------------------------------------------------------------
                   September 30, 1999                       1.0 to 1.0
--------------------------------------------------------------------------------
                    December 31, 1999                       1.10 to 1.0
--------------------------------------------------------------------------------
                     March 31, 2000                         1.15 to 1.0
--------------------------------------------------------------------------------
              June 30, 2000 and thereafter                  1.25 to 1.0
--------------------------------------------------------------------------------

         3. This Second Amendment shall become effective according to the terms hereof and on such date (the Second Amendment Effective Date") as the Agent shall have received:

         (a) an Authorization of Second Amendment (in the form attached to this Letter Amendment), in each case duly executed and delivered by each of the Company, the Guarantors, and the requisite Banks, in form satisfactory to Agent and the requisite Banks; and

         (b) all fees and expenses due and owing on the Second Amendment Effective Date or as agreed to among the parties, including an amendment fee for the account of each Bank in the amount of 20 basis points on each such Bank's Percentage of the Revolving Credit Aggregate Commitment; provided however, that the parties agree that each Bank shall receive one half of its amendment fee on the Second Amendment Effective Date and one half on July 15, 1999 (and the Company acknowledges that the failure to deliver such remaining portion of the amendment fee on July 15, 1999 shall constitute an Event of Default under the Credit Agreement).

         On the Second Amendment Effective Date, Replacement Schedule 1.1 (setting forth the alternate Pricing Matrix) attached hereto as Attachment I shall replace existing Schedule 1.1 in its entirety.

Jeffrey Miller, President and CEO
Aqua-Chem, Inc.
May    , 1999
Page 3

         This Second Amendment is limited to the specific matters described above and shall not be deemed to be a waiver or consent to any other failure to comply with any provision of the Credit Agreement or any other Loan Document, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), the Notes or any of the other Loan Documents, or to constitute a waiver or release by any of the Banks or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except as specifically set forth above. Furthermore, this Second Amendment shall not affect in any manner whatsoever any rights or remedies of the Banks with respect to any other non-compliance by the Company with the Credit Agreement or the other Loan Documents whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.



                                      * * *

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Jeffrey Miller, President and CEO
Aqua-Chem, Inc.
May 25, 1999
Page 4


         By signing and returning a counterpart of this letter to the Agent, the Company acknowledges its acceptance of the terms of this letter.


                                                     Very truly yours,


                                                     COMERICA BANK, as Agent


                                                     By: Harve C. Light
                                                        ------------------------
                                                     Its: Vice President
                                                        ------------------------


Acknowledged and Accepted
as of May 25, 1999

AQUA-CHEM, INC.

By:  Jeffrey A. Miller
     -------------------------------
Its:  Chairman & CEO
     -------------------------------

RUSH CREEK, LLC

By:  Jeffrey A. Miller
     -------------------------------
Its: President
     -------------------------------

CB-KRAMER SALES AND SERVICE, INC.

By:  Jeffrey A. Miller
     -------------------------------
Its: President
     -------------------------------

Jeffrey Miller, President and CEO
Aqua-Chem, Inc.
May    , 1999
Page 5



                        AUTHORIZATION OF SECOND AMENDMENT



The undersigned Bank hereby consents to the amendments to the Credit Agreement set forth in foregoing Second Amendment to Credit Agreement on the terms and conditions set forth above.


                                                       Comerica Bank
                                             -----------------------------------
                                                         [BANK]

                                             By:   Harve C. Light
                                                 -------------------------------
                                                   Name: Harve C. Light

                                             Its:  Vice President
                                                 -------------------------------

                                             Date: May 24, 1999

Jeffrey Miller, President and CEO
Aqua-Chem, Inc.
May 25, 1999
Page 5




                        AUTHORIZATION OF SECOND AMENDMENT



The undersigned Bank hereby consents to the amendments to the Credit Agreement set forth in foregoing Second Amendment to Credit Agreement on the terms and conditions set forth above.


                                              Firstar Bank Milwaukee N.A.
                                             -----------------------------------
                                                         [BANK]

                                             By:   Caroline V. Krider
                                                 -------------------------------
                                                   Name:

                                             Its:  Vice President
                                                 -------------------------------

                                             Date: May 21, 1999

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Jeffrey Miller, President and CEO
Aqua-Chem, Inc.
May    , 1999
Page 5



                        AUTHORIZATION OF SECOND AMENDMENT



The undersigned Bank hereby consents to the amendments to the Credit Agreement set forth in foregoing Second Amendment to Credit Agreement on the terms and conditions set forth above.


                                              Norwest Bank Minnesota N.A.
                                             -----------------------------------
                                                         [BANK]

                                             By:   John K. Lukaska
                                                 -------------------------------
                                                   Name:

                                             Its:  Vice President
                                                 -------------------------------

                                             Date: May 25th, 1999